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Liberty All-Star® Growth Fund

3rd Quarter Report | September 30, 2025

Liberty All-Star® Growth Fund

Periods Ended September 30, 2025 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$6.08
Market Price	$5.55
Discount	-8.7%

	3rd Quarter 2025	Year-to-Date
Distributions*	$0.12	$0.34
Market Price Trading Range	$5.31 to $5.67	$4.01 to $6.03
Discount Range	-6.8% to -9.4%	-6.0% to -9.4%

Performance
Shares Valued at NAV with Dividends Reinvested	4.77%	6.11%
Shares Valued at Market Price with Dividends Reinvested	3.68%	4.57%
Dow Jones Industrial Average	5.67%	10.47%
Lipper Multi-Cap Growth Mutual Fund Average	6.79%	15.67%
NASDAQ Composite Index	11.41%	17.93%
Russell Growth Average	8.70%	13.85%
S&P 500® Index	8.12%	14.83%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2025.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Average and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2025

Stocks rose to new highs in the third quarter as potential threats to the strong market were largely neutralized by offsetting factors working in investors’ favor: Concerns U.S. tariffs would derail global trade abated; inflation, while moderately higher, was viewed as manageable; the labor market, while softening, remained within historic norms; and the prospects for easing monetary policy going forward were perceived to diminish the possibility of a recession.

For the quarter, the S&P 500® Index returned 8.12 percent, in the process recording 23 new highs. The Dow Jones Industrial Average (DJIA) reached its own new highs while returning 5.67 percent. The NASDAQ Composite was the best performer of the three, as it logged an 11.41 percent return and also recorded multiple new highs.

Through nine months this year, the S&P 500 has returned 14.83 percent; the DJIA, 10.47 percent; and the NASDAQ Composite, 17.93 percent.

Among those factors commanding investors’ attention, tariffs—both new and renegotiated—made news consistently over the quarter. Some tariff announcements moved the market—such as those in the last week of July when the three major indexes declined in a range of 2.2 to 2.9 percent—but most were met with relative equanimity.

In that same week, data from the U.S. Bureau of Labor Statistics (BLS) showed that U.S. job growth had cooled sharply over the prior three months while the unemployment rate rose, further confirming a weaker labor market. Later in the quarter (early September) applications for unemployment benefits jumped to the highest level in almost four years.

On the inflation front, in August core CPI, which excludes often volatile food and energy, rose at an annual rate of 3.1 percent, unchanged from July. Wholesale prices (measured by the Producer Price Index, or PPI) declined to an annual rate of 2.6 percent.

Data such as these helped persuade the Federal Reserve to make its long-anticipated decision to lower the key fed funds rate on September 17—a quarter-point reduction to a range 4.00 to 4.25 percent.

The figure that perhaps most convincingly underscored the overall strength of the economy was second quarter 2025 GDP (initially released and later revised upward in the third quarter) that showed growth at an annual rate of 3.8 percent, the best in two years that was largely driven by a decline in imports.

Turning to the equity markets, a major share of the strong quarterly returns came from high Beta momentum stocks, a reflection of investors’ risk-on sentiment. Once again it was a very narrow market, with information technology powered by artificial intelligence (AI) themed stocks driving the broad indexes higher. Among the 11 S&P sectors, information technology led the way with a return of 13.19 percent. Right behind was communications services, with a return of 12.04 percent. Only one sector was negative for the quarter, consumer staples at -2.36 percent. NVIDIA characterized investors’ enthusiasm for all things AI by becoming the first company ever to reach a valuation of $4 trillion and then reached $5 trillion in just 78 trading days on October 29, the fastest $1 trillion market cap jump in history.

Third Quarter Report (Unaudited) | September 30, 2025	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Reflecting the extreme impact on large-cap stocks exerted by the “Magnificent Seven”1, as a group these stocks accounted for 34.5 percent of the S&P 500 market capitalization and, in September alone, 64 percent of its total return. As noted, the cap-weighted S&P 500 returned 8.12 percent for the quarter while the S&P 500 Equal Weight Index returned 4.84 percent.

Third quarter returns from large-cap growth stocks couldn’t keep pace with the second quarter’s 17.84 percent gain but the Russell 1000® Growth Index still posted a strong 10.51 percent return. Small-cap growth stocks turned in a strong third quarter, with the Russell 2000® Growth Index advancing 12.19 percent. Smaller-cap companies were seen by investors to benefit from the Federal Reserve decision to lower short-term interest rates. Mid-cap stocks were the quarter’s laggards, the Russell Midcap® Growth Index returning 2.78 percent.

Liberty All-Star® Growth Fund

Liberty All-Star® Growth Fund benefited from its allocations to strong performing large- and small-cap growth stocks but was hampered by its allocation to mid-cap growth stocks, whose returns as a whole were about one-quarter those of large- and small-cap stocks. Stock selection in health care and information technology also negatively impacted relative performance. The Fund returned 4.77 percent when shares are valued at net asset value (NAV) with dividends reinvested and 3.68 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average returned 6.79 percent.

Through the first nine months of the year the Fund returned 6.11 percent when shares are valued at NAV with dividends reinvested and 4.57 percent when shares are valued at market price with dividends reinvested. The Lipper benchmark returned 15.67 percent.

As was true in the second quarter, median returns were just a fraction of each index’s return—an indicator of how narrow markets remained in Q3. An example is the Russell Midcap Growth Index, where the third quarter median return was actually negative (-0.07 percent). Compared to the 10.51 percent return for the large-cap Russell 1000 Growth Index, the median return for the index was just 0.27 percent. (The median is the middle value in a set of numbers arranged in order.)

Relative to their underlying NAV, Fund shares traded at a discount ranging from -6.8 percent to -9.4 percent over the third quarter. This was comparable to the second quarter range of -6.0 percent to -8.8 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 per share in the third quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $17.74 per share for a total of more than $489 million. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

For several quarters what has historically been viewed as the foundation of sound, long-term portfolio construction—diversification—has worked against diversified portfolios such as that of Liberty All-Star Growth Fund. Extreme concentration in a select few stocks or timely themes has the potential to generate outsized returns—but is also associated with heightened risk when investor sentiment rotates. We cannot predict when or how this may transpire, but we will remain committed to the Fund’s foundational principles: Vigorous oversight of a diversified growth portfolio managed by experienced investment managers focused on quality holdings and a long-term perspective. We thank you for your ongoing support of the Fund.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2025 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Third Quarter Report (Unaudited) | September 30, 2025	3

Liberty All-Star® Growth Fund	Table of Distributions and Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
20092	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
20153	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023	0.43
2024	0.47
2025
1st Quarter	0.12
2nd Quarter	0.10
3st Quarter	0.12
Total	$17.74

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Stock Changes in the Quarter and Distribution Policy

(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2025.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/25
Purchases
Alnylam Pharmaceuticals, Inc.	6,500	6,500
Compass, Inc.	408,098	408,098
D.R. Horton, Inc.	13,925	13,925
Marvell Technology Group, Ltd.	28,540	28,540
Quanta Services, Inc.	7,000	7,000
Tapestry, Inc.	29,427	29,427
Toast, Inc.	47,350	47,350
Veracyte, Inc.	71,845	71,845
Viking Holdings, Ltd.	49,600	49,600
Sales
Apollo Global Management, Inc.	(17,750)	0
AptarGroup, Inc.	(19,845)	0
Dexcom, Inc.	(37,735)	19,650
Impinj, Inc.	(13,642)	13,027
Ollie's Bargain Outlet Holdings, Inc.	(15,878)	49,278
SPS Commerce, Inc.	(26,148)	12,109
US Foods Holding Corp.	(36,335)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2025	5

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

September 30, 2025 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
NVIDIA Corp.	5.02%
Microsoft Corp.	3.34
Apple, Inc.	3.23
Amazon.com, Inc.	2.27
Meta Platforms, Inc.	2.21
Alphabet, Inc.	2.00
FirstService Corp.	1.79
Ollie's Bargain Outlet Holdings, Inc.	1.67
AAR Corp.	1.60
Natera, Inc.	1.60
Ascendis Pharma A/S	1.39
Artivion, Inc.	1.33
Semtech Corp.	1.30
Visa, Inc.	1.30
EMCOR Group, Inc.	1.28
Casella Waste Systems, Inc.	1.25
StepStone Group, Inc.	1.23
Pure Storage, Inc.	1.21
Curtiss-Wright Corp.	1.17
Netflix, Inc.	1.15
37.34%

Economic Sectors*	Percent of Net Assets
Information Technology	29.74%
Industrials	21.03
Health Care	14.64
Consumer Discretionary	11.79
Financials	10.22
Communication Services	6.43
Real Estate	2.65
Consumer Staples	1.90
Other Net Assets	1.60
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS

AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 18 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2025 (Unaudited)

				Market Capitalization Spectrum
	Russell Growth			Small		Large
	Smallcap	Midcap	Largecap				Total
	Index	Index	Index	Weatherbie	Congress	Westfield	Fund
Number of Holdings	1,105	281	391	45	38	33	115*
Percent of Holdings in Top 10	9%	22%	61%	42%	35%	63%	25%
Weighted Average Market Capitalization (billions)	$5.3	$40.3	$2,070.0	$5.8	$27.0	$1,951.8	$731.0
Average Five-Year Earnings Per Share Growth	19%	23%	21%	19%	25%	22%	22%
Average Five-Year Sales Per Share Growth	13%	19%	15%	13%	17%	16%	15%
Price/Sales Ratio	2.5x	3.7x	7.7x	2.6x	3.9x	8.1x	4.0x
Price/Book Value Ratio	4.8x	11.7x	12.9x	4.7x	7.6x	12.2x	7.2x

*	Certain holdings are held by more than one manager.

Third Quarter Report (Unaudited) | September 30, 2025	7

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.40%)
COMMUNICATION SERVICES (6.43%)
Entertainment (1.55%)
Netflix, Inc.(a)	3,631	$4,353,279
Spotify Technology SA(a)	2,199	1,534,902
		5,888,181
Interactive Media & Services (4.88%)
Alphabet, Inc., Class A	31,200	7,584,720
Meta Platforms, Inc., Class A	11,418	8,385,151
Pinterest, Inc., Class A(a)	78,120	2,513,120
		18,482,991
CONSUMER DISCRETIONARY (11.79%)
Automobiles (0.62%)
Tesla, Inc.(a)	5,310	2,361,463

Broadline Retail (3.94%)
Amazon.com, Inc.(a)	39,179	8,602,533
Ollie's Bargain Outlet Holdings, Inc.(a)	49,278	6,327,295
		14,929,828
Diversified Consumer Services (0.80%)
Stride, Inc.(a)	20,335	3,028,695

Hotels, Restaurants & Leisure (3.55%)
Cava Group, Inc.(a)	26,685	1,612,041
First Watch Restaurant Group, Inc.(a)(b)	38,774	606,425
Planet Fitness, Inc., Class A(a)	36,933	3,833,645
Texas Roadhouse, Inc.	14,225	2,363,484
Viking Holdings, Ltd.(a)	49,600	3,083,136
Wingstop, Inc.(b)	7,869	1,980,470
		13,479,201
Household Durables (1.39%)
DR Horton, Inc.	13,925	2,359,870
Garmin Ltd.	11,785	2,901,703
		5,261,573
Specialty Retail (0.61%)
O'Reilly Automotive, Inc.(a)	21,560	2,324,384

Textiles, Apparel & Luxury Goods (0.88%)
Tapestry, Inc.	29,427	3,331,725

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (1.90%)
Consumer Staples Distribution & Retail (1.90%)
Casey's General Stores, Inc.	6,585	$3,722,632
Costco Wholesale Corp.	1,426	1,319,949
Sprouts Farmers Market, Inc.(a)	19,850	2,159,680
		7,202,261
FINANCIALS (10.22%)
Banks (0.72%)
Bank of America Corp.	52,740	2,720,856

Capital Markets (5.05%)
Hamilton Lane, Inc., Class A	14,744	1,987,344
Houlihan Lokey, Inc.	14,865	3,052,082
Intercontinental Exchange, Inc.	8,740	1,472,515
KKR & Co., Inc.	14,430	1,875,179
Piper Sandler Cos.	5,171	1,794,285
Raymond James Financial, Inc.	24,840	4,287,384
StepStone Group, Inc., Class A	71,581	4,674,955
		19,143,744
Consumer Finance (0.98%)
Upstart Holdings, Inc.(a)(b)	72,927	3,704,691

Financial Services (1.75%)
Toast, Inc.(a)	47,350	1,728,749
Visa, Inc., Class A	14,440	4,929,527
		6,658,276
Insurance (1.72%)
Accelerant Holdings(a)	48,173	717,296
Brown & Brown, Inc.	35,785	3,356,275
Palomar Holdings, Inc.(a)	21,174	2,472,065
		6,545,636
HEALTH CARE (14.64%)
Biotechnology (6.50%)
ACADIA Pharmaceuticals, Inc.(a)	147,729	3,152,537
Alnylam Pharmaceuticals, Inc.(a)	6,500	2,964,000
Ascendis Pharma A/S(a)(c)	26,570	5,282,382
Halozyme Therapeutics, Inc.(a)	32,036	2,349,520
Legend Biotech Corp.(a)(b)(c)	31,530	1,028,193
Natera, Inc.(a)	37,655	6,061,325
Ultragenyx Pharmaceutical, Inc.(a)	44,908	1,350,833
Veracyte, Inc.(a)	71,845	2,466,439
		24,655,229

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	9

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (4.34%)
Artivion, Inc.(a)	119,234	$5,048,368
Dexcom, Inc.(a)	19,650	1,322,248
Glaukos Corp.(a)	24,575	2,004,091
Inmode, Ltd.(a)	40,258	599,844
iRhythm Technologies, Inc.(a)	15,601	2,683,216
Neogen Corp.(a)	157,131	897,218
Penumbra, Inc.(a)	15,410	3,903,661
		16,458,646
Health Care Providers & Services (3.04%)
Encompass Health Corp.	25,700	3,264,414
Progyny, Inc.(a)	162,583	3,498,786
RadNet, Inc.(a)(b)	44,024	3,355,069
UnitedHealth Group, Inc.	4,092	1,412,968
		11,531,237
Pharmaceuticals (0.76%)
Eli Lilly & Co.	3,800	2,899,400

INDUSTRIALS (21.03%)
Aerospace & Defense (8.77%)
AAR Corp.(a)	67,632	6,064,561
Axon Enterprise, Inc.(a)	4,477	3,212,874
Cadre Holdings, Inc.(b)	44,013	1,606,915
Curtiss-Wright Corp.	8,200	4,452,108
HEICO Corp.	9,130	2,947,347
Howmet Aerospace, Inc.	14,670	2,878,694
Kratos Defense & Security Solutions, Inc.(a)(b)	26,775	2,446,432
Loar Holdings, Inc.(a)(b)	34,458	2,756,640
TransDigm Group, Inc.	2,071	2,729,619
VSE Corp.(b)	25,154	4,181,601
		33,276,791
Commercial Services & Supplies (2.02%)
Casella Waste Systems, Inc., Class A(a)	50,148	4,758,042
Montrose Environmental Group, Inc.(a)	105,751	2,903,923
		7,661,965
Construction & Engineering (2.42%)
EMCOR Group, Inc.	7,450	4,839,073
Quanta Services, Inc.	7,000	2,900,940
Sterling Infrastructure, Inc.(a)(b)	4,263	1,448,056
		9,188,069
Electrical Equipment (2.44%)
GE Vernova, Inc.	3,610	2,219,789

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Electrical Equipment (continued)
nVent Electric PLC	37,175	$3,666,942
Vertiv Holdings Co.	22,460	3,388,316
		9,275,047
Ground Transportation (0.39%)
RXO, Inc.(a)(b)	95,505	1,468,867

Machinery (0.96%)
Crane Co.	19,875	3,659,782

Professional Services (1.33%)
Booz Allen Hamilton Holding Corp.	20,915	2,090,454
First Advantage Corp.(a)(b)	168,559	2,594,123
Verra Mobility Corp.(a)	13,973	345,133
		5,029,710
Trading Companies & Distributors (2.70%)
Fastenal Co.	55,625	2,727,850
SiteOne Landscape Supply, Inc.(a)	30,709	3,955,319
Transcat, Inc.(a)(b)	30,815	2,255,658
Xometry, Inc., Class A(a)	23,613	1,286,200
		10,225,027
INFORMATION TECHNOLOGY (29.74%)
Electronic Equipment, Instruments & Components (0.42%)
Novanta, Inc.(a)	16,104	1,612,816

IT Services (1.50%)
Cloudflare, Inc., Class A(a)	16,675	3,578,288
GoDaddy, Inc.(a)	15,365	2,102,393
		5,680,681
Semiconductors & Semiconductor Equipment (10.86%)
Broadcom Inc.	13,170	4,344,915
Credo Technology Group Holding, Ltd.(a)	14,275	2,078,583
Impinj, Inc.(a)(b)	13,027	2,354,630
Marvell Technology Group, Ltd.	28,540	2,399,358
Monolithic Power Systems, Inc.	4,165	3,834,466
NVIDIA Corp.	102,040	19,038,623
Semtech Corp.(a)(b)	69,120	4,938,624
SiTime Corp.(a)	1,593	479,987
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	6,250	1,745,562
		41,214,748
Software (12.52%)
Agilysys, Inc.(a)	16,439	1,730,205

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	11

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Software (continued)
CyberArk Software, Ltd.(a)	7,440	$3,594,636
Datadog, Inc., Class A(a)	18,315	2,608,056
Descartes Systems Group, Inc.(a)	29,765	2,804,756
Dynatrace, Inc.(a)	59,565	2,885,924
Fair Isaac Corp.(a)	1,587	2,374,993
Guidewire Software, Inc.(a)	14,400	3,309,984
Microsoft Corp.	24,480	12,679,416
nCino, Inc.(a)(b)	47,043	1,275,336
Oracle Corp.	12,170	3,422,691
Palantir Technologies, Inc., Class A(a)	7,830	1,428,348
Palo Alto Networks, Inc.(a)	7,120	1,449,774
ServiceNow, Inc.(a)	3,963	3,647,070
SPS Commerce, Inc.(a)	12,109	1,261,031
Synopsys, Inc.(a)	3,220	1,588,716
Vertex, Inc., Class A(a)	57,100	1,415,509
		47,476,445
Technology Hardware, Storage & Peripherals (4.44%)
Apple, Inc.	48,152	12,260,944
Pure Storage, Inc.(a)	54,565	4,573,092
		16,834,036
REAL ESTATE (2.65%)
Real Estate Management & Development (2.65%)
Compass, Inc.(a)	408,098	3,277,027
FirstService Corp.(b)	35,600	6,781,444
		10,058,471
TOTAL COMMON STOCKS
(COST OF $282,406,616)		373,270,472

SHORT TERM INVESTMENTS (5.48%)
MONEY MARKET FUND (1.84%)
State Street Institutional US Government Money Market Fund, Premier Class, 4.09%(d)
(COST OF $6,983,993)	6,983,993	6,983,993

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
SHORT TERM INVESTMENTS (continued)
INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (3.64%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.18%
(COST OF $13,798,816)	13,798,816	$13,798,816

TOTAL SHORT TERM INVESTMENTS
(COST OF $20,782,809)		20,782,809

TOTAL INVESTMENTS (103.88%)
(COST OF $303,189,425)		394,053,281

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.88%)		(14,715,382)

NET ASSETS (100.00%)		$379,337,899

NET ASSET VALUE PER SHARE
(62,418,919 SHARES OUTSTANDING)		$6.08

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $35,377,101.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2025.

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its schedule of investments. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. ALPS Advisors, Inc. (the "Advisor") is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board has designated the Advisor as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2025, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Third Quarter Report (Unaudited) | September 30, 2025	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2025:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 35,377,101	$ 13,798,816	$ 22,126,715	$ 35,925,531

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$373,270,472	$–	$–	$373,270,472
Short Term Investments	20,782,809	–	–	20,782,809
Total	$394,053,281	$–	$–	$394,053,281

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

Third Quarter Report (Unaudited) | September 30, 2025	17

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

September 30, 2025 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

ALL STAR® FUNDS

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

ASG
LISTED
NYSE

Annual Certifications — As required, on September 2, 2025, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.